PIMCO Fundamental IndexPLUS® AR Fund

SUMMARY PROSPECTUS

July 31, 2014 (as supplemented January 12, 2015)

Share Class:	Inst	P	Admin	D	A	C
Ticker:	PXTIX	PIXPX	PXTAX	PIXDX	PIXAX	PIXCX

Before you invest, you may want to review the Fund's prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to pimcoteam@bfdsmidwest.com. The Fund's prospectus and Statement of Additional Information, both dated July 31, 2014, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated March 31, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 76 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C
Management Fees	0.79%	0.89%	0.79%	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%
Total Annual Fund Operating Expenses	0.79%	0.89%	1.04%	1.19%	1.19%	1.94%

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$81	$252	$439	$978
Class P	$91	$284	$493	$1,096
Administrative Class	$106	$331	$574	$1,271
Class D	$121	$378	$654	$1,443
Class A	$492	$739	$1,005	$1,764
Class C	$297	$609	$1,047	$2,264

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$81	$252	$439	$978
Class P	$91	$284	$493	$1,096
Administrative Class	$106	$331	$574	$1,271
Class D	$121	$378	$654	$1,443
Class A	$492	$739	$1,005	$1,764
Class C	$197	$609	$1,047	$2,264

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 424% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the S&P 500 Index (the "S&P 500") by investing under normal circumstances in derivatives based on Enhanced RAFI® US Large backed by a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Enhanced RAFI® US Large is constructed using the Fundamental Index® methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors – including sales, cash flows, dividends and book value, with additional screens for quality of earnings, financial distress and other parameters – in an effort to enhance returns. In managing the Fund's investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which seeks to generate returns without tracking traditional bond benchmarks. The absolute return approach is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses Enhanced RAFI® US Large derivatives in addition to or in place of Enhanced RAFI® US Large stocks to attempt to equal or exceed the daily performance of the S&P 500. The values of Enhanced RAFI® US Large derivatives should closely track changes in the value of Enhanced RAFI® US Large. However, Enhanced RAFI® US Large derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund's sub-adviser, provides investment advisory services in connection with the Fund's use of Enhanced RAFI® US Large by, among other things, providing Pacific Investment Management Company LLC ("PIMCO"), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® US Large for purposes of developing Enhanced RAFI® US Large derivatives.

PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund seeks to remain invested in Enhanced RAFI® US Large derivatives or Enhanced RAFI® US Large stocks even when Enhanced RAFI® US Large is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® US Large by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® US Large from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund's sub-adviser facilitates the Fund's use of Enhanced RAFI® US Large derivatives by providing model portfolios of Enhanced RAFI® US Large securities to the Fund's swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® US Large to the Fund. Because the Enhanced RAFI® US Large is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, "baskets" of stocks, or individual securities to replicate the performance of Enhanced RAFI® US Large.

Though the Fund does not normally invest directly in Enhanced RAFI® US Large securities, when Enhanced RAFI® US Large derivatives appear to be overvalued relative to Enhanced RAFI® US Large, the Fund may invest all of its assets in a "basket" of Enhanced RAFI® US Large stocks. The Fund also may invest in exchange-traded funds.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI® US Large derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® US Large stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index focuses on the large-cap segment of the U.S. equities market. The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2014 is 8.92%. For the periods shown in the bar chart, the highest quarterly return was 31.95% in the Q2 2009, and the lowest quarterly return was -23.88% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Since Inception (06/30/2005)
Institutional Class Return Before Taxes	34.86%	29.88%	12.49%
Institutional Class Return After Taxes on Distributions(1)	26.49%	20.41%	6.50%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	19.48%	19.51%	6.93%
Class P Return Before Taxes	34.94%	29.75%	12.37%
Administrative Class Return Before Taxes	34.61%	29.53%	12.20%
Class D Return Before Taxes	34.43%	29.34%	12.04%
Class A Return Before Taxes	29.30%	28.37%	11.53%
Class C Return Before Taxes	32.47%	28.38%	11.23%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	32.39%	17.94%	7.55%

Lipper Large-Cap Core Funds Average (reflects no deductions for taxes)	31.52%	16.93%	7.06%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. The Fund's portfolio is jointly managed by Mohsen Fahmi, Sudi Mariappa and Robert D. Arnott. Each of Messrs. Fahmi and Mariappa is a Managing Director of PIMCO. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC. Messrs. Fahmi and Arnott have jointly managed the Fund since September 2014, and Mr. Mariappa has jointly managed the Fund since January 2015. Messrs. Fahmi and Mariappa are jointly responsible for the absolute return strategy and the equity portfolio replication process. Mr. Arnott is responsible for the selection of stocks within the underlying equity portfolio.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, Class P, Administrative Class and Class D

The minimum initial investment for Institutional Class, Class P or Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

The minimum initial investment for Class D shares of the Fund is $1,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Institutional Class, Class P, Administrative Class and Class D shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

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Sending a written request by mail to:
PIMCO Funds c/o BFDS Midwest
330 W. 9th Street, Kansas City, MO 64105

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Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

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Sending a fax to our Shareholder Services department at 816.421.2861

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Sending an e-mail to pimcoteam@bfdsmidwest.com

Class A and Class C

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

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